[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) UNION STANDARD
                     EQUITY FUND

                     ANNUAL REPORT o SEPTEMBER 30, 2002

                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  6
Portfolio of Investments .................................................. 10
Financial Statements .....................................................  15
Notes to Financial Statements ............................................  22
Independent Auditors' Report .............................................. 29
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
It is over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. As I write this in early fall, investors are concerned about a potential war with Iraq and about labor issues on West Coast docks, which handle nearly half of all U.S. import/export shipping. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
In mid-October, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    October 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended September 30, 2002, Class A shares of the fund provided a total return of -18.76%, Class B shares -19.31%, Class C shares -19.29%, and Class I shares -18.53%. These returns assume the reinvestment of any dividends and capital gains but exclude the effects of any sales charges and compare over the same period with returns of -20.47% for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market's performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -20.41%.

Q.  HOW WOULD YOU CHARACTERIZE THE PAST 12 MONTHS IN THE MARKET?

A. It's been a difficult year for investors. The aftermath of September 11 had a negative influence on the market last fall. Then hopes for an economic recovery early in 2002 proved to be premature. Corporate accounting scandals, earnings disappointments, and fears over war with Iraq continued to act as a drag on performance as the year progressed.

Q.  WHAT HELPED PERFORMANCE DURING THIS PERIOD?

A. Sectors that helped the fund outperform included industrial goods and services, autos, and leisure. Relative to the S&P 500, our portfolio was overweighted in these sectors -- all of which have sizable unionized workforces. Automobile sales, buoyed by buyer incentives, were surprisingly strong during the period. Leisure holdings benefited from strong consumer spending.

    Individual stock holdings that had the greatest positive impact over the past year included Procter & Gamble, Northrop Grumman, Viacom, Rockwell Automation, Inc., and 3M Company. Proctor & Gamble has a host of well-established household brands and a loyal consumer base. Northrop Grumman has benefited from increased defense spending. Viacom, with its diverse entertainment holdings (MTV, CBS, Showtime, Paramount) benefited from improvements in advertising revenues and issued a positive second-half outlook for its television and radio businesses.

Q.  ASIDE FROM GENERAL MARKET CONDITIONS, WHAT HURT FUND PERFORMANCE?

A. Sectors that detracted most from the fund's relative performance included utilities and communications, retailing, and health care. Utility companies involved in energy generation and merchandising, including Williams Companies and Mirant Corporation, suffered greatly from having built up too much capacity in the wake of deregulation at a time when demand was low. Companies such as AT&T suffered from declines in long distance voice business and intense competition. AOL Time Warner stock declined as a result of a decrease in their advertising revenues and possible accounting misstatements. Bristol-Myers Squibb was a disappointment as many of their drugs were coming off patent protection and they had few new drugs coming on line to replace them.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The protracted economic slump has postponed any sustainable market recovery and deflated earnings expectations for many of the fund's holdings in cyclical stocks. However, we believe that much of the earnings decline has already occurred. Although we think some market areas are still overpriced, we are seeing good opportunities to accumulate company shares at lower prices than we've seen in the past five years. The length of this correction has been longer than we expected but we continue to believe that investors will be rewarded by diversification and patience.

/s/ Lisa B. Nurme                              /s/ James M. Perkins

    Lisa B. Nurme                                  James M. Perkins
    Portfolio Manager                              Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. Their views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
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   LISA B. NURME IS SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE PORTFOLIO
   MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE OVERSEES AND PROVIDES STRATEGIC DIRECTION TO THE GROUP OF PORTFOLIO MANAGERS OF OUR VALUE OR CONSERVATIVE EQUITY PRODUCTS. LISA ALSO MANAGES THE EQUITY INCOME PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITY PRODUCTS AND IS A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM OF OUR TOTAL RETURN PRODUCTS. SHE JOINED MFS IN 1987 AS A RESEARCH ANALYST AND WAS NAMED PORTFOLIO MANAGER IN 1995, SENIOR VICE PRESIDENT IN 1998, DIRECTOR OF CONSERVATIVE EQUITY PORTFOLIO MANAGEMENT IN 1999 AND DIRECTOR OF VALUE PORTFOLIO MANAGEMENT IN 2001. PRIOR TO JOINING MFS, SHE WAS EMPLOYED AT GOLDMAN SACHS. LISA IS A GRADUATE OF THE UNIVERSITY OF NORTH CAROLINA, WHERE SHE WAS ELECTED TO PHI BETA KAPPA.

   JAMES M. PERKINS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF MFS(R) UNION
   STANDARD(R) EQUITY FUND. JIM JOINED MFS IN 1983 AS A PROGRAMMER/ANALYST. HE BECAME ASSISTANT VICE PRESIDENT AND DIRECTOR OF EQUITY TECHNOLOGY AND QUANTITATIVE RESEARCH IN 1986, VICE PRESIDENT IN 1990, SENIOR
   QUANTITATIVE ANALYST IN 1999, A PORTFOLIO MANAGER OF MFS(R) UNION STANDARD(R) EQUITY FUND IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF DARTMOUTH COLLEGE.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                  SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JANUARY 14, 1994

  CLASS INCEPTION:            CLASS A  AUGUST 7, 1997
                              CLASS B  AUGUST 11, 1997
                              CLASS C  AUGUST 11, 1997
                              CLASS I  JANUARY 14, 1994

  SIZE:                       $36.8 MILLION NET ASSETS AS OF SEPTEMBER 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be less than the line shown, based on differences in sales charges and Rule 12b-1 fees paid by shareholders investing in different classes. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 14, 1994, through September 30, 2002. Index information is from January 1, 1994.)

                       MFS Union Standard          Standard & Poor's
                      Equity Fund - Class I         500 Stock Index
          "1/94"            $10,000                    $10,000
          "9/94"              9,640                     10,133
          "9/96"             14,483                     15,814
          "9/98"             21,829                     24,219
          "9/00"             21,409                     35,061
          "9/02"             13,596                     20,465

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2002

CLASS A
                                                          1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -18.76%      -41.76%      -30.34%      +33.45%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -18.76%      -16.49%      - 6.98%      + 3.37%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -23.43%      -18.12%      - 8.07%      + 2.67%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                          1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -19.31%      -42.90%      -32.55%      +29.45%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -19.31%      -17.04%      - 7.57%      + 3.01%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -22.54%      -17.76%      - 7.84%      + 3.01%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                          1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -19.29%      -42.92%      -32.51%      +29.53%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -19.29%      -17.05%      - 7.56%      + 3.02%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -20.10%      -17.05%      - 7.56%      + 3.02%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                          1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                -18.53%      -41.23%      -29.16%      +35.96%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)            -18.53%      -16.24%      - 6.66%      + 3.59%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                          1 Year      3 Years      5 Years        Life*
-------------------------------------------------------------------------------------------------------
Average large-cap core fund+                             -20.41%      -12.79%      - 2.88%      + 6.49%
-------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                       -20.47%      -12.88%      - 1.62%      + 8.53%
-------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 14, 1994, through September 30, 2002. Index information is from January 1, 1994.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class A, B, and C share performance includes the performance of the fund's original share class (Class I). Class A performance has been adjusted to reflect the initial sales charge applicable to A, and Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., rule 12b-1 fees). Because these expenses are higher for A, B, and C than those of I, performance shown is higher for A, B, and C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

By concentrating primarily on labor sensitive companies, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those companies than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES                             16.0%
            HEALTH CARE                                    13.3%
            CONSUMER TSAPLES                               11.5%
            TECHNOLOGY                                     10.5%
            INDUSTRIAL GOODS & SERVICES                    10.3%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  3.9%                      BANK OF AMERICA CORP.  2.4%
Diversified manufacturing and financial         Bank and financial holding company
services conglomerate
                                                VIACOM, INC. "B"  2.2%
EXXONMOBIL CORP.  3.8%                          Diversified media company, includes MTV, CBS,
Diversified oil, gas, and petrochemical firm    Showtime, Paramount

PROCTOR & GAMBLE CO.  2.9%                      PHILIP MORRIS COS., INC.  2.0%
Personal care and household products            Tabacco, food, and beverage conglomerate

JOHNSON & JOHNSON CO.  2.8%                     MICROSOFT CORP.  1.9%
Health care and pharmaceutical products         Computer software and systems company
company
                                                3M CO.  1.8%
MERCK & CO., INC.  2.5%                         Diversified manufacturing firm specializing in
Pharmaceutical products company                 coatings, adhesives, and abrasives

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2002

Stocks - 95.8%
--------------------------------------------------------------------------------------------------------------
ISSUER                                                                            SHARES               VALUE
--------------------------------------------------------------------------------------------------------------
U.S. Stocks - 94.5%
  Aerospace - 4.3%
    Boeing Co.                                                                     6,900           $   235,497
    General Dynamics Corp.                                                         3,080               250,496
    Goodrich Corp.                                                                11,500               217,120
    Lockheed Martin Corp.                                                          3,200               206,944
    Northrop Grumman Corp.                                                         3,900               483,756
    United Technologies Corp.                                                      3,100               175,119
                                                                                                   -----------
                                                                                                   $ 1,568,932
--------------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.1%
    Monsanto Co.                                                                   2,268           $    34,678
--------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    VF Corp.                                                                       6,000           $   215,880
--------------------------------------------------------------------------------------------------------------
  Automotive - 2.6%
    American Axle & Manufacturing Holdings, Inc.*                                 12,100           $   302,258
    Harley-Davidson, Inc.                                                          7,700               357,665
    Lear Corp.*                                                                    7,500               312,375
                                                                                                   -----------
                                                                                                   $   972,298
--------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.4%
    Bank of America Corp.                                                         13,400           $   854,920
    Comerica, Inc.                                                                 6,800               327,896
    Washington Mutual, Inc.                                                       14,000               440,580
                                                                                                   -----------
                                                                                                   $ 1,623,396
--------------------------------------------------------------------------------------------------------------
  Biotechnology - 1.4%
    Pharmacia Corp.                                                               13,300           $   517,104
--------------------------------------------------------------------------------------------------------------
  Business Machines - 1.7%
    International Business Machines Corp.                                         11,000           $   642,290
--------------------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    First Data Corp.                                                              14,800           $   413,660
--------------------------------------------------------------------------------------------------------------
  Chemicals - 0.7%
    Air Products & Chemicals, Inc.                                                 6,200           $   260,462
--------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.2%
    Dell Computer Corp.*                                                          27,100           $   637,121
    Lexmark International, Inc.*                                                   3,400               159,800
                                                                                                   -----------
                                                                                                   $   796,921
--------------------------------------------------------------------------------------------------------------
  Computer Software - 0.6%
    Oracle Corp.*                                                                 29,800           $   234,228
--------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    Intuit, Inc.*                                                                  2,400           $   109,272
    Mercury Interactive Corp.*                                                     5,400                92,664
    Microsoft Corp.*                                                              15,200               664,848
    Symantec Corp.*                                                                5,500               184,965
                                                                                                   -----------
                                                                                                   $ 1,051,749
--------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    Yahoo, Inc.*                                                                   8,500           $    81,345
--------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.2%
    Cadence Design Systems, Inc.*                                                  5,800           $    58,986
--------------------------------------------------------------------------------------------------------------
  Conglomerates - 3.7%
    General Electric Co.                                                          55,720           $ 1,373,498
--------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 5.8%
    Kimberly-Clark Corp.                                                           6,700           $   379,488
    Philip Morris Cos., Inc.                                                      18,400               713,920
    The Procter & Gamble Co.                                                      11,500             1,027,870
                                                                                                   -----------
                                                                                                   $ 2,121,278
--------------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Owens Illinois, Inc.*                                                         13,300           $   150,556
--------------------------------------------------------------------------------------------------------------
  Electronics - 1.4%
    Fairchild Semiconductor International Co.*                                     6,400           $    60,608
    Intersil Holding Corp.*                                                       10,900               141,264
    Johnson Controls, Inc.                                                         2,800               215,096
    Texas Instruments, Inc.                                                        7,100               104,867
                                                                                                   -----------
                                                                                                   $   521,835
--------------------------------------------------------------------------------------------------------------
  Energy - 1.9%
    ConocoPhillips*                                                                9,260           $   428,182
    TXU Corp.                                                                      6,200               258,602
                                                                                                   -----------
                                                                                                   $   686,784
--------------------------------------------------------------------------------------------------------------
  Entertainment - 4.0%
    AOL Time Warner, Inc.*                                                        31,850           $   372,645
    The Walt Disney Co.                                                           22,700               343,678
    Viacom, Inc., "B"*                                                            18,677               757,352
                                                                                                   -----------
                                                                                                   $ 1,473,675
--------------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.6%
    Charter One Financial, Inc.                                                   12,390           $   368,231
    Citigroup, Inc.                                                               15,100               447,715
    Fannie Mae                                                                    10,000               595,400
    Freddie Mac                                                                    2,700               150,930
    J. P. Morgan Chase & Co.                                                       6,200               117,738
    Lehman Brothers Holdings, Inc.                                                 7,300               358,065
    Merrill Lynch & Co., Inc.                                                     12,200               401,990
                                                                                                   -----------
                                                                                                   $ 2,440,069
--------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 5.2%
    Anheuser-Busch Cos., Inc.                                                     12,000           $   607,200
    Coca-Cola Co.                                                                  9,400               450,824
    Dean Foods Co.*                                                                5,200               206,856
    Dole Food Co., Inc.                                                            7,100               206,113
    Kellogg Co.                                                                    6,000               199,500
    PepsiCo, Inc.                                                                  6,900               254,955
                                                                                                   -----------
                                                                                                   $ 1,925,448
--------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 2.0%
    Harrah's Entertainment, Inc.*                                                  7,500           $   361,575
    Mandalay Resort Group*                                                         6,100               204,655
    Park Place Entertainment Corp.*                                               19,200               152,640
                                                                                                   -----------
                                                                                                   $   718,870
--------------------------------------------------------------------------------------------------------------
  Industrial - 1.3%
    Loews Corp.                                                                    5,300           $   227,317
    Rockwell Automation, Inc.                                                     15,100               245,677
                                                                                                   -----------
                                                                                                   $   472,994
--------------------------------------------------------------------------------------------------------------
  Insurance - 3.6%
    Allstate Corp.                                                                 5,700           $   202,635
    American International Group, Inc.                                             7,300               399,310
    MetLife, Inc.                                                                 18,200               414,232
    Travelers Property Casualty Corp., "A"*                                          652                 8,607
    Travelers Property Casualty Corp., "B"*                                        1,340                18,130
    UnumProvident Corp.                                                           14,000               284,900
                                                                                                   -----------
                                                                                                   $ 1,327,814
--------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 8.3%
    Bristol-Myers Squibb Co.                                                      19,480           $   463,624
    Johnson & Johnson Co.                                                         17,900               968,032
    Merck & Co., Inc.                                                             19,300               882,203
    Stryker Corp.                                                                  6,800               391,680
    Zimmer Holdings, Inc.*                                                         8,900               341,226
                                                                                                   -----------
                                                                                                   $ 3,046,765
--------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.1%
    Apogent Technologies, Inc.*                                                   14,600           $   272,436
    Tenet Healthcare Corp.*                                                        9,900               490,050
                                                                                                   -----------
                                                                                                   $   762,486
--------------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.8%
    Alcoa, Inc.                                                                   15,500           $   299,150
--------------------------------------------------------------------------------------------------------------
  Oils - 5.2%
    ChevronTexaco Corp.                                                            2,300           $   159,275
    ExxonMobil Corp.                                                              41,422             1,321,362
    Marathon Oil Corp.                                                            18,200               412,776
                                                                                                   -----------
                                                                                                   $ 1,893,413
--------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.9%
    Wyeth                                                                         10,920           $   347,256
--------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.7%
    New York Times Co.                                                             5,900           $   268,155
    Tribune Co.                                                                    8,100               338,661
                                                                                                   -----------
                                                                                                   $   606,816
--------------------------------------------------------------------------------------------------------------
  Railroads - 1.0%
    Burlington Northern Santa Fe Railway Co.                                      15,700           $   375,544
--------------------------------------------------------------------------------------------------------------
  Retail - 4.0%
    Costco Wholesale Corp.*                                                       10,800           $   349,596
    Federated Department Stores, Inc.*                                            11,100               326,784
    Liz Claiborne, Inc.                                                            4,800               119,760
    May Department Stores Co.                                                      5,500               125,235
    Sears, Roebuck & Co.                                                          11,000               429,000
    Walgreen Co.                                                                   3,300               101,508
                                                                                                   -----------
                                                                                                   $ 1,451,883
--------------------------------------------------------------------------------------------------------------
  Special Products & Services - 3.7%
    3M Co.                                                                         5,900           $   648,823
    Illinois Tool Works, Inc.                                                      7,500               437,475
    SPX Corp.*                                                                     2,700               272,430
                                                                                                   -----------
                                                                                                   $ 1,358,728
--------------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Kroger Co.*                                                                   20,180           $   284,538
    Safeway, Inc.*                                                                12,420               276,966
                                                                                                   -----------
                                                                                                   $   561,504
--------------------------------------------------------------------------------------------------------------
  Telecommunications - 3.2%
    Alltel Corp.                                                                   5,400           $   216,702
    BellSouth Corp.                                                               16,900               310,284
    SBC Communications, Inc.                                                      14,300               287,430
    Verizon Communications, Inc.                                                  12,500               343,000
                                                                                                   -----------
                                                                                                   $ 1,157,416
--------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.4%
    Cisco Systems, Inc.*                                                          27,100           $   284,008
    Emulex Corp.*                                                                  4,200                47,292
    QLogic Corp.*                                                                  7,300               190,092
                                                                                                   -----------
                                                                                                   $   521,392
--------------------------------------------------------------------------------------------------------------
  Transportation - 0.6%
    United Parcel Service, Inc.                                                    3,700           $   231,361
--------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.2%
    Edison International*                                                         11,400           $   114,000
    Mirant Corp.*                                                                 11,100                24,531
    PPL Corp.                                                                      9,100               296,114
                                                                                                   -----------
                                                                                                   $   434,645
--------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                  $34,733,109
--------------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.3%
  Bermuda - 0.6%
    Accenture Ltd. (Business Services)*                                           16,100           $   229,908
--------------------------------------------------------------------------------------------------------------
  Netherlands - 0.7%
    Royal Dutch Petroleum Co., ADR (Oils)                                          5,900           $   237,003
--------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                               $   466,911
--------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $41,722,441)                                                        $35,200,020
--------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.3%
--------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
--------------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 10/01/02, at Amortized Cost            $     129           $   129,000
--------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 3.5%
--------------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 9/30/02, due 10/01/02, total to be received $1,269,067 (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded account),
      at Cost                                                                  $   1,269           $ 1,269,000
--------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $43,120,441)                                                   $36,598,020

Other Assets, Less Liabilities - 0.4%                                                                  162,608
--------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                $36,760,628
--------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
SEPTEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $43,120,441)             $ 36,598,020
  Investments of cash collateral for securities loaned, at
     identified cost and value                                          197,100
  Receivable for fund shares sold                                         6,206
  Interest and dividends receivable                                      56,456
  Other assets                                                          103,959
                                                                   ------------
      Total assets                                                 $ 36,961,741
                                                                   ------------
Liabilities:
  Payable to custodian                                             $        963
  Collateral for securities loaned, at value                            197,100
  Payable to affiliates -
    Management fee                                                        1,996
    Reimbursement fee                                                       613
    Distribution and service fee                                            441
                                                                   ------------
      Total liabilities                                            $    201,113
                                                                   ------------
Net assets                                                         $ 36,760,628
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 54,330,490
  Unrealized depreciation on investments                             (6,522,421)
  Accumulated net realized loss on investments                      (11,298,796)
  Accumulated undistributed net investment income                       251,355
                                                                   ------------
      Total                                                        $ 36,760,628
                                                                   ============
Shares of beneficial interest outstanding                            4,523,074
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $5,871,543 / 726,052 shares of beneficial
      interest outstanding)                                           $ 8.09
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $ 8.58
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,534,377 / 317,769 shares of beneficial
      interest outstanding)                                           $ 7.98
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $696,873 / 87,683 shares of beneficial
       interest outstanding)                                          $ 7.95
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $27,657,835 / 3,391,570 shares of beneficial
      interest outstanding)                                           $ 8.15
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $   686,365
    Interest                                                             42,118
                                                                    -----------
      Total investment income                                       $   728,483
                                                                    -----------
  Expenses -
    Management fee                                                  $   314,855
    Trustees' compensation                                                2,781
    Shareholder servicing agent fee                                      48,449
    Distribution and service fee (Class A)                               31,343
    Distribution and service fee (Class B)                               24,516
    Distribution and service fee (Class C)                                9,396
    Administrative fee                                                    3,958
    Custodian fee                                                        20,612
    Printing                                                             35,189
    Postage                                                               6,514
    Auditing fees                                                        30,018
    Legal fees                                                            4,377
    Registration fees                                                    36,204
    Miscellaneous                                                        25,266
                                                                    -----------
      Total expenses                                                $   593,478
    Fees paid indirectly                                                 (2,123)
    Reduction of expenses by investment adviser                        (114,365)
                                                                    -----------
      Net expenses                                                  $   476,990
                                                                    -----------
        Net investment income                                       $   251,493
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on investment transactions  $(4,875,461)
  Change in unrealized depreciation on investments                   (3,708,373)
                                                                    -----------
      Net realized and unrealized loss on investments               $(8,583,834)
                                                                    -----------
          Decrease in net assets from operations                    $(8,332,341)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                      2002                     2001
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                               $    251,493             $    251,977
  Net realized loss on investments                                      (4,875,461)              (5,860,581)
  Net unrealized loss on investments                                    (3,708,373)              (9,338,286)
                                                                      ------------             ------------
    Decrease in net assets from operations                            $ (8,332,341)            $(14,946,890)
                                                                      ------------             ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                $    (22,129)            $    (56,575)
  From net investment income (Class B)                                        --                     (3,399)
  From net investment income (Class I)                                    (229,916)                (516,999)
                                                                      ------------             ------------
    Total distributions declared to shareholders                      $   (252,045)            $   (576,973)
                                                                      ------------             ------------
Net decrease in net assets from fund share transactions               $ (6,555,252)            $ (1,281,443)
                                                                      ------------             ------------
    Total decrease in net assets                                      $(15,139,638)            $(16,805,306)
Net assets:
  At beginning of period                                                51,900,266               68,705,572
                                                                      ------------             ------------
  At end of period (including accumulated undistributed net
    investment income of $251,355 and $251,907, respectively)         $ 36,760,628             $ 51,900,266
                                                                      ============             ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                  2002             2001             2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 9.98           $12.91           $16.33         $16.85         $16.40
                                                        ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)                              $ 0.03           $ 0.02           $ 0.07         $ 0.10         $ 0.10
  Net realized and unrealized gain (loss) on
    investments                                          (1.90)           (2.88)           (1.12)          0.88           1.92
                                                        ------           ------           ------         ------         ------
      Total from investment operations                  $(1.87)          $(2.86)          $(1.05)        $ 0.98         $ 2.02
                                                        ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.02)          $(0.07)          $(0.09)        $(0.12)        $(0.18)
  From net realized gain on investments and
    foreign currency transactions                         --               --              (2.26)         (1.38)         (1.39)
  In excess of net realized gain on investments
    and foreign currency transactions                     --               --              (0.02)          --             --
                                                        ------           ------           ------         ------         ------
      Total distributions declared to shareholders      $(0.02)          $(0.07)          $(2.37)        $(1.50)        $(1.57)
                                                        ------           ------           ------         ------         ------
Net asset value - end of period                         $ 8.09           $ 9.98           $12.91         $16.33         $16.85
                                                        ======           ======           ======         ======         ======
Total return(+)                                         (18.76)%         (22.27)%          (7.77)%         5.56%         13.31%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              1.20%            1.22%            1.22%          1.21%          1.21%
  Net investment income                                   0.30%            0.18%            0.48%          0.56%          0.57%
Portfolio turnover                                          48%              69%              86%            58%            43%
Net assets at end of period (000 Omitted)               $5,872           $9,493          $10,066        $13,361        $10,915

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                    $ 0.01           $(0.01)        $ 0.05         $ 0.08         $ 0.08
        Ratios (to average net assets):
          Expenses##                                      1.44%            1.47%          1.36%          1.30%          1.32%
          Net investment income (loss)                    0.06%           (0.07)%         0.34%          0.47%          0.45%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                 2002             2001             2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 9.89           $12.82           $16.23         $16.81         $16.43
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment loss(S)                               $(0.03)          $(0.05)          $(0.02)        $(0.02)        $(0.01)
  Net realized and unrealized gain (loss) on
    investments                                         (1.88)           (2.87)           (1.11)          0.88           1.94
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $(1.91)          $(2.92)          $(1.13)        $ 0.86         $ 1.93
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $ --             $(0.01)          $ --           $(0.06)        $(0.16)
  From net realized gain on investments and
    foreign currency transactions                        --               --              (2.26)         (1.38)         (1.39)
  In excess of net realized gain on investments
    and foreign currency transactions                    --               --              (0.02)          --             --
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders                                   $ --             $(0.01)          $(2.28)        $(1.44)        $(1.55)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $ 7.98           $ 9.89           $12.82         $16.23         $16.81
                                                       ======           ======           ======         ======         ======
Total return                                           (19.31)%         (22.77)%          (8.37)%         4.86%         12.65%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.85%            1.87%            1.87%          1.86%          1.86%
  Net investment loss                                   (0.34)%          (0.46)%          (0.14)%        (0.10)%        (0.05)%
Portfolio turnover                                         48%              69%              86%            58%            43%
Net assets at end of period (000 Omitted)              $2,534           $3,211           $2,356         $3,448         $2,405

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                            $(0.06)          $(0.08)          $(0.04)        $(0.04)        $(0.03)
        Ratios (to average net assets):
          Expenses##                                     2.09%            2.12%            2.01%          1.95%          1.97%
          Net investment loss                           (0.58)%          (0.71)%          (0.28)%        (0.19)%        (0.17)%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                 2002             2001             2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 9.85           $12.76           $16.21         $16.80         $16.43
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment loss(S)                               $(0.03)          $(0.05)          $(0.02)        $(0.02)        $(0.02)
  Net realized and unrealized gain (loss) on
    investments                                         (1.87)           (2.86)           (1.11)          0.88           1.95
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $(1.90)          $(2.91)          $(1.13)        $ 0.86         $ 1.93
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                           $ --             $ --             $(0.04)        $(0.07)        $(0.17)
  From net realized gain on investments and
    foreign currency transactions                        --               --              (2.26)         (1.38)         (1.39)
  In excess of net realized gain on investments
    and foreign currency transactions                    --               --              (0.02)          --             --
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders                                   $ --             $ --             $(2.32)        $(1.45)        $(1.56)
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $ 7.95           $ 9.85           $12.76         $16.21         $16.80
                                                       ======           ======           ======         ======         ======
Total return                                           (19.29)%         (22.81)%          (8.38)%         4.92%         12.70%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             1.85%            1.87%            1.87%          1.86%          1.86%
  Net investment loss                                   (0.34)%          (0.47)%          (0.14)%        (0.10)%        (0.10)%
Portfolio turnover                                         48%              69%              86%            58%            43%
Net assets at end of period (000 Omitted)                $697           $1,088             $957         $1,581         $1,067

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                            $(0.06)          $(0.08)          $(0.04)        $(0.04)        $(0.04)
        Ratios (to average net assets):
          Expenses##                                     2.09%            2.12%            2.01%          1.95%          1.97%
          Net investment loss                           (0.58)%          (0.72)%          (0.28)%        (0.19)%        (0.22)%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                  2002             2001             2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $10.06           $13.03           $16.47         $16.96         $16.43
                                                        ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)                              $ 0.07           $ 0.06           $ 0.12         $ 0.16         $ 0.16
  Net realized and unrealized gain (loss) on
    investments                                          (1.92)           (2.91)           (1.13)          0.88           1.94
                                                        ------           ------           ------         ------         ------
      Total from investment operations                  $(1.85)          $(2.85)          $(1.01)        $ 1.04         $ 2.10
                                                        ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.06)          $(0.12)          $(0.15)        $(0.15)        $(0.18)
  From net realized gain on investments and
    foreign currency transactions                         --               --              (2.26)         (1.38)         (1.39)
  In excess of net realized gain on investments
    and foreign currency transactions                     --               --              (0.02)          --             --
                                                        ------           ------           ------         ------         ------
      Total distributions declared to shareholders      $(0.06)          $(0.12)          $(2.43)        $(1.53)        $(1.57)
                                                        ------           ------           ------         ------         ------
Net asset value - end of period                         $ 8.15           $10.06           $13.03         $16.47         $16.96
                                                        ======           ======           ======         ======         ======
Total return                                            (18.53)%         (22.05)%          (7.45)%         5.97%         13.74%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                              0.85%            0.87%            0.87%          0.86%          0.86%
  Net investment income                                   0.65%            0.52%            0.84%          0.90%          0.95%
Portfolio turnover                                          48%              69%              86%            58%            43%
Net assets at end of period (000 Omitted)                     $27,658          $38,108         $55,327        $85,880       $76,408

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.20% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                           $ 0.04           $ 0.03           $ 0.10         $ 0.14         $ 0.14
        Ratios (to average net assets):
          Expenses##                                      1.09%            1.12%            1.01%          0.95%          0.97%
          Net investment income                           0.41%            0.27%            0.70%          0.81%          0.83%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Union Standard Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2002, the value of securities loaned was $190,092. These loans were collateralized by $197,100 of cash, which was invested in the following short-term obligation:

                                                                IDENTIFIED COST
                                                  SHARES              AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     197,100               $197,100

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses.

The tax character of distributions declared for the years ended September 30, 2002 and September 30, 2001 was as follows:

                                      SEPTEMBER 30, 2002     SEPTEMBER 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                               $252,045               $576,973

During the year ended September 30, 2002, there were no reclassifications due to differences between book and tax accounting.

As of September 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                    $   251,355
          Capital loss carryforward                         (6,786,373)
          Unrealized loss                                   (6,522,421)
          Other temporary differences                       (4,512,423)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2010.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.20% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 2002 aggregate un-reimbursed expenses amounted to $114,365.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $949 for the year ended September 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                       CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Distribution Fee                         0.10%            0.75%            0.75%
Service Fee                              0.25%            0.25%            0.25%
                                         -----            -----            -----
Total Distribution Plan                  0.35%            1.00%            1.00%
                                         =====            =====            =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended September 30, 2002, amounted to:

                                       CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Service Fee Retained
  by MFD                                $1,926              $21              $88

Fees incurred under the distribution plan during the year ended September 30, 2002, were as follows:

                                       CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Total Distribution Plan                  0.35%            1.00%            1.00%

Certain Class A, Class B, and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2002, were as follows:

                                       CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------
Contingent Deferred Sales Charges
  Imposed                                 $201          $15,602             $215

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $22,119,709 and $27,247,422, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $43,120,441
                                                                   -----------
Gross unrealized depreciation                                      $(9,917,921)
Gross unrealized appreciation                                        3,395,500
                                                                   -----------
    Net unrealized depreciation                                    $(6,522,421)
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   YEAR ENDED SEPTEMBER 30, 2002    YEAR ENDED SEPTEMBER 30, 2001
                                   -----------------------------    -----------------------------
                                         SHARES           AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                             408,358     $  4,086,049          465,015     $ 5,438,314
Shares issued to shareholders in
  reinvestment of distributions           1,463           15,665            3,425          42,884
Shares reacquired                      (635,329)      (6,063,060)        (296,640)     (3,502,525)
                                      ---------     ------------       ----------     -----------
    Net increase (decrease)            (225,508)    $ (1,961,346)         171,800     $ 1,978,673
                                      =========     ============       ==========     ===========

Class B shares
                                   YEAR ENDED SEPTEMBER 30, 2002    YEAR ENDED SEPTEMBER 30, 2001
                                   -----------------------------    -----------------------------
                                         SHARES           AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                             208,093     $  1,977,566          271,609     $ 3,184,937
Shares issued to shareholders in
  reinvestment of distributions            --               --                255           3,184
Shares reacquired                      (215,044)      (2,203,017)        (130,912)     (1,547,891)
                                     ----------     ------------       ----------     -----------
    Net increase (decrease)              (6,951)    $   (225,451)         140,952     $ 1,640,230
                                     ==========     ============       ==========     ===========

Class C shares
                                   YEAR ENDED SEPTEMBER 30, 2002    YEAR ENDED SEPTEMBER 30, 2001
                                   -----------------------------    -----------------------------
                                         SHARES           AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                              40,124     $    369,565           47,062     $   554,184
Shares reacquired                       (62,915)        (603,368)         (11,546)       (135,501)
                                     ----------     ------------       ----------     -----------
    Net increase (decrease)             (22,791)    $   (233,803)          35,516     $   418,683
                                     ==========     ============       ==========     ===========

Class I shares
                                   YEAR ENDED SEPTEMBER 30, 2002    YEAR ENDED SEPTEMBER 30, 2001
                                   -----------------------------    -----------------------------
                                         SHARES           AMOUNT           SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                                 722     $      7,395           13,335     $   165,092
Shares issued to shareholders in
  reinvestment of distributions          21,309          229,916           37,164         467,891
Shares reacquired                      (416,825)      (4,371,963)        (510,113)     (5,952,012)
                                     ----------     ------------       ----------     -----------
    Net decrease                       (394,794)    $ (4,134,652)        (459,614)    $(5,319,029)
                                     ==========     ============       ==========     ===========

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2002, was $468. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust XI and Shareholders of MFS Union Standard Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Union Standard Equity Fund (one of the series comprising MFS Series Trust XI) (the "Trust") as of September 30, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Union Standard Equity Fund as of September 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 7, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED SEPTEMBER 30, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 100%.
-------------------------------------------------------------------------------

MFS(R) UNION STANDARD EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President

Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Senior
                                                         Vice President
STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Lisa B. Nurme+                                           business day from 9 a.m. to 5 p.m. Eastern time.
James M. Perkins+                                        (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
The Chase Manhattan Bank                                 touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+ MFS Investment Management

MFS(R) UNION STANDARD(R) EQUITY FUND                         -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                              USE-2  11/02   3M